EXHIBIT 99.1


                   UNITED STATES DISTRICT COURT
                     NORTHERN DISTRICT OF OHIO


GRANADA INVESTMENTS, INC.               :
                                   :
          Plaintiff,                    :         Case No.: 1:89CV0641
                                   :
     V.                            :
                                   :
TRIARC COMPANIES, INC.                  :
f.k.a. DWG Corporation, et al.,         :
                                   :
          Defendants.                   :
                                   :
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DWG CORPORATION,                        :
                                   :
          Plaintiff,                    :         Case No.: 1:92CV1164
                                   :
     V.                            :
                                   :
VICTOR POSNER, et al.,                  :
                                   :
          Defendants.                   :
                                   :
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DWG CORPORATION, et al.,           :
                                   :
          Plaintiff,                    :         Case No.: 1:92CV1206
                                   :
     V.                            :
                                   :
GRANADA INVESTMENTS, INC.,              :
                                   :
          Defendants.                   :
                                   :
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DONALD J. GLAZER,                       :
                                   :
          Plaintiff,                    :         Case No.: 1:94CV1294
                                   :
     V.                            :
                                   :
DWG CORPORATION,                        :
                                   :
          Defendant.                    :
                                   :


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                                                  :  ORDER AND
                                                     FINAL JUDGMENT

THOMAS D. LAMBROS, CHIEF JUDGE

     The purpose of this order is to resolve all outstanding matters in these actions. The following motions are at issue: 1) Motion of Plaintiff Granada Investments, Inc. for an award of costs pursuant to the February 12, 1991 Stipulation of Settlement; 2) the Joint Motion of Defendant Triarc Companies, Inc., and Intervening Plaintiff the Official Committee of Unsecured Creditors of NVF Company Regarding Proceedings in United States District Court for the District of Delaware, Case No. 94-400, The Official Committee of Unsecured Creditors of NVF Company v. Posner, et al.; 3) Motion of Defendants Brenda Castellano, Melvin R. Colvin, Marco Loffredo, Bernard I. Posner and Martin J. Posner (hereinafter the Posner directors) for an order to require Bankers Trust Company and counsel for the Official Committee of Unsecured Creditors of NVF Company to appear and show cause why they should not be held in contempt of court; and 4) Motion of the Posner directors for declaratory judgment concerning the scope and operation of the consent decree entered in this action February 12, 1991, as modified on April 26, 1993.

     Triarc Companies, Inc., is the successor by merger to DWG Corporation, an entity that for years was dominated by Victor Posner. The original claims advanced by Granada Investments, Inc., alleged that Victor Posner had operated DWG for his personal benefit by using the company as means to enrich himself and members of his close circle of associates and family. The original claims against Victor Posner and the various DWG board members named in the Complaint were resolved through a consent decree that mandated a democratic process of corporate governance within the company. Previous orders issued in this action describe in considerable detail the specific mechanisms developed to facilitate immediate judicial intervention, if necessary, to enforce compliance with the injunctive provisions of the original settlement. See, Granada Investments, Inc., v. DWG Corp., 823 F. Supp. 448 (N.D. Ohio 1993).

     A paramount feature of the 1991 consent decree was the establishment of a control apparatus providing for court appointed "watch-dog" directors to serve on the DWG board. By reason of claims that Victor Posner had continued to disregard his fiduciary responsibilities to DWG shareholders, additional class, derivative, and equitable enforcement proceedings were instituted in the Northern District of Ohio against Victor Posner and his associates.
These additional claims produced months of intense litigation which subjected DWG to enormous expense and deprived the company of any real day-to-day management. In the midst of this precarious state of affairs, entrepreneurs Nelson Peltz, Peter May, and Leon Kalvaria presented a proposal that offered potential to restore public confidence in DWG and an alternative to a receivership. Messrs. Peltz, May and Kalvaria formed DWG Acquisition Group, L.P. The Acquisition Group purchased a controlling interest in DWG, endeavored to eliminate and simplify the byzantine organizational maze that Victor Posner had interwoven with DWG, and caused the infusion of roughly 400 million dollars in capital to modernize the company. The proposed change of control was, in effect, the remedial equivalent to the relief sought by Plaintiffs. For this reason and given the extremely favorable market reaction to the proposed Posner buy out, preliminary approval was given to the proposed settlement and modification of the February 12, 1991 consent decree. Notice that a Modification to the consent decree had received preliminary approval by the undersigned was published in accordance with the provisions of Fed. R. Civ. P. 23 and 23.1.

     A fairness hearing concerning the Modification and underlying transaction was conducted in Cleveland before the undersigned on March 22, 1993. No objections were advanced. On April 26, 1993, a settlement confirmation hearing was conducted to verify that the transaction contemplated by the Modification had been completed. A report was rendered by the court-designated directors, confirming the occurrence of every condition required to consummate the removal of Victor Posner from DWG management.

     Following removal of Victor Posner, DWG was renamed Triarc. Later in 1993 by reason of securities fraud, the Honorable Milton J. Pollack, S.D. New York, barred Victor and Steven Posner from serving as officers or directors of any public company and ordered them to place in a voting trust all stock which they own in public companies under their individual or joint control. See, Securities and Exchange Commission v. Drexel Burnham Lambers, Inc., 837
F. Supp. 587 (S.D.N.Y. 1993).

     In 1994 shareholders or creditors of Victor Posner affiliates APL and NVF commenced actions in other forums that alleged Posner had breached fiduciary duties to those companies through his management of DWG.

     Claims were raised by NVF creditors that not only implicated Posner's tenure as DWG chairman, but, according to arguments raised by Defendants here, impinge on the operation of the consent decree in this action. Similar claims have been raised by creditors of APL, another Posner affiliate.

     On May 25, 1994, the Official Committee of Unsecured Creditors of NVF, (hereinafter NVF) moved under the provisions of Fed. R. Civ. P. 24(b) to intervene in this action. No objections to intervention were filed by any party. On July 15, 1994, following correspondence from NVF urging action on their motion to intervene, intervention was granted.

     The claim filed by NVF in support of their motion to intervene alleges that in July 1991, subsequent to implementation through the consent decree of the specialized corporate governance procedures applicable to the DWG board discussed above, Victor Posner caused DWG to approve the conversion of Chesapeake Financial preferred stock that DWG had received from NVF in return for debt forgiveness. NVF alleges that this conversion was a scheme by Victor Posner and DWG to dilute NVF's percentage of ownership in Chesapeake Financial, the parent of Triarc crown jewels, Arby's and R.C. Cola. The claim filed by NVF further alleges that the so-called "minority share disposition transactions" between DWG, on the one hand and (i) Insurance and Risk Management, Inc. re: CFC Stock; (ii) IRM re: IRM Stock; and (iii) NVF Company re: CFC Holdings stock also were injurious to NVF. By reason of these transactions, NVF has alleged that Triarc, Victor Posner and the Posner directors are liable to NVF for breaches of fiduciary duty and an assortment of statutory violations including RICO.

     In addition to issues raised by Intervenor NVF, issues arose between Victor Posner and Triarc concerning termination of Triarc's tenancy at the Victorian Plaza apartments, Triarc claims against Victor Posner and whether Victor Posner owed Triarc a duty to indemnify it against NVF and APL claims.

     On September 13, 1994, the parties, including NVF, were instructed by Order to examine whether operation of the consent decree here would be implicated by resolution of NVF claims that arise from Victor Posner - Triarc transactions. A joint motion was filed by NVF and Triarc on September 27, 1994, to determine whether the September 13, 1994 Order was an injunction against proceedings in the action brought by NVF in Delaware against Triarc, Victor Posner and the Posner directors. This Order is intended to make perfectly clear, that the Order issued September 13, 1994, was not intended to interfere in any way with the jurisdiction of the District Court in Delaware. Accordingly, for reasons explained in greater detail below, the joint motion of Triarc and NVF is granted.

     The joint motion of NVF and Triarc came on for hearing on October 27, 1994. Counsel for all parties were in attendance. At the request of counsel for NVF and Triarc, the hearing on the joint motion was recessed to provide an opportunity to the parties to resolve their differences. Proceedings on the joint motion were scheduled to resume on November 15, 1994. On November 15, 1994, counsel for all parties appeared and conducted further argument concerning the scope and operation of the provisions of the consent decree in this action in relation to the claims asserted by NVF. Proceedings were again recessed to permit the parties to seek a resolution without further litigation.

     During the recess in proceedings following the November 15 hearing, issued related to compliance by the original parties with the terms of the modified consent decree, claims against Triarc by reason of alleged agreements made by Victor Posner or his agents prior to the change of control, collateral litigation by persons other than DWG shareholders claiming injuries attributable to Victor Posner's management of DWG and its affiliates prior to the change of control, but allegedly not disclosed at the time of the April, 1993 Modification, and indemnification of Triarc by Victor Posner against claims of NVF and APL were resolved on December 1, 1994, during negotiations in Ft. Lauderdale, Florida. Settlement discussions then resumed between the original parties and NVF in Cleveland on December 5, 1994. At the December 5, 1994 hearing, counsel for the parties reiterated their views concerning operation of the Modified Consent Decree.

     On December 16, 1994, the Posner directors filed a motion for a declaratory judgment and to show cause. An expedited hearing on the motion of the Posner directors was conducted on January 13, 1995. Argument was presented by counsel. The Posner directors allege that Bankers Trust, a member of the NVF Creditors Committee, was a DWG shareholder and precluded by language in the modified consent decree from participation as a plaintiff in NVF's action in Delaware. Bankers Trust has stated no showing has been made that it was a direct or beneficial holder of DWG stock. The Posner directors state that Bankers Trust has violated the specific injunction in the consent decree against suits by DWG shareholders and should be held in contempt. The Posner directors have also requested that this court issue a declaration concerning the rights and obligations of the parties under the modified consent decree.

     It is recognized that Granada, Victor Posner, the Posner directors, and Triarc have argued that the Modification and Order approving it preclude NVF's Delaware claims. It is unnecessary for this court to rule on this issue, however, for the reason the Victor Posner-Triarc settlement protects the integrity of the Modification and the Delaware Court may ultimately resolve the preclusion issue. For this reason, the motion for a declaratory judgment is hereby dismissed without prejudice to the Posner directors right to renew it following a trial in Delaware.

     The original parties to this action are in agreement that the Modification bars claims against Triarc. However, in the event that there is a liability determination in Delaware against Victor Posner and Triarc, NVF should proceed first against Victor Posner to obtain satisfaction. This court, however, will defer exercising its jurisdiction at this time to mandate this result, in order to avoid any potential interference with the jurisdiction of the Delaware Court. Accordingly, the joint motion of Triarc and NVF is granted and the motion for a declaratory judgment is dismissed without prejudice, subject to renewal under the terms set forth above.

     The motion for an order to show cause is denied on the same grounds and subject to the same conditions as the motion for declaratory judgment.

     All claims asserted in this action by NVF are hereby transferred under the provisions of 28 U.S.C. Section 1406 to Delaware district court.

     Victor Posner and the Posner directors guided DWG and it affiliates during the periods of concern to NVF. Although it may be argued that the Modification releases them from liability for actions that occurred prior to April 1993, where a consent decree "has been turned through changing circumstances into an instrument of wrong," equitable reformation or judicial modification of the decree is appropriate. Lorain NAACP v. Lorain Bd. of Education, 979 F.2d 1141,1148 (6th Cir. 1992).

     The Modification in this action was approved to prevent the financial collapse of DWG and to accomplish the removal of Victor Posner. Substantial capital has been invested in Triarc. Since the removal of Victor Posner, Triarc's new management has steered the company toward increased profitability. Shareholder confidence is solid. It is contrary to the entire purpose of the Modification to saddle Triarc with liability for alleged Victor Posner wrongdoing. But for the Modification, Triarc as we know it would not exist. The only source for an NVF recovery would have been a claim in bankruptcy or against Victor Posner personally.

     Triarc and Victor Posner have entered and agreement that resolves all outstanding issues between them, including the indemnification of Triarc against claims by NVF. In the event of a judgment against Triarc and Posner in Delaware, NVF should proceed against Posner first.

     The motion of Granada Investments, Inc. and Squire, Sanders & Dempsey for an award of costs is hereby granted to the extent set forth below.

     Under the settlement between Victor Posner and Triarc, Triarc is to act as a clearinghouse for payment of expenses of this litigation. Accordingly, Triarc is to remit on February 7, 1995, by wire transfer, payment to Granada Investments, Inc. and Squire, Sanders & Dempsey in the amount of $850,000.00, and on or before March 2, 1995, payment to Donald J. Glazer, in the amount of $200,000.00. Payment of fees and expenses of the court-designated directors shall be as determined by the Board of Directors of Triarc Companies, Inc. Mr. Nelson Peltz, Chairman and Chief Executive Officer of Triarc, has stated that he will recommend to the Triarc Board that it approve the full amount requested by the court-designated directors as stated in open court on February 6, 1995. Triarc is to also reimburse former Special Director Thomas Prendergast $5,985.81 for his services in connection with resolution of the Pennsylvania Engineering claims.

     The settlement of claims between Victor Posner and Triarc, the permanent bar imposed by Judge Pollack against Victor Posner, resolution of the Granada and Glazer claims, and transfer of remaining claims to Delaware should enable Triarc to focus its exclusive attention on activities to increase shareholders confidence and value. The modification provides that its terms will remain in force for a period of four years from April 1993 or until Victor Posner's interest in Triarc is less than 5%. The effective period relates to a minimum time frame or stock ownership level necessary to eliminate Posner's ability to influence Triarc management.

     Events have now occurred that were not contemplated when the Modification was approved. Triarc has moved from the Victorian Plaza.
Victor Posner is permanently barred from service as an officer or director of any public company. No rent or dividends are paid by Triarc to Posner. Victor Posner is obligated to completely indemnify Triarc against APL or NVF claims. Any violation by Victor or Steven Posner or the bar imposed by Judge Pollack will result in a Securities and Exchange Commission enforcement action against him. Any involvement in the management of Triarc by Victor or Steven Posner will violate the officers and directors bar imposed by Judge Pollack. These developments provide safeguards against Victor Posner interference in the affairs of Triarc that are equivalent to those provided by the specialized corporate governance provisions in the modification. Accordingly, in light of the changed circumstances brought about by the 10b(5) bar and the Triarc-Posner settlement, the effective period under the consent decree is deemed to have expired and the consent decree is hereby terminated.

     IT IS SO ORDERED.



                                             Thomas D. Lambros
                                             ---------------------
                                             Thomas D. Lambros
                                             Chief Judge


AT CLEVELAND, OHIO

DATED:  February 7, 1995



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